EXHIBIT 10.22.6.1

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Fourth Amended And Restated Credit Agreement (this “Amendment”) dated as of October 31, 2022 (the “First Amendment Effective Date”), is among PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as Issuing Bank, each Guarantor party hereto and the financial institutions party hereto as Lenders.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to a Fourth Amended and Restated Credit Agreement, dated as of July 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The parties desire to amend the Credit Agreement as hereafter provided.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not defined herein shall have the same meanings assigned to such terms in the Credit Agreement, unless the context hereof otherwise requires or provides.

2. Amendments to Credit Agreement. On the First Amendment Effective Date, Section 9.04(a)(iii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) the Borrower may make Restricted Payments with respect to its Equity Interests so long as, both immediately before and after giving effect thereto, (A) the aggregate amount of all such Restricted Payments made in any calendar year does not exceed $7,500,000, (B) no Default, Event of Default or Borrowing Base Deficiency exists or would result therefrom, (C) the Borrowing Base Utilization Percentage is less than 80%, (D) its Leverage Ratio (calculated on a pro forma basis after giving effect to such Restricted Payment and any Borrowing on the date thereof) does not exceed 2.0 to 1.0, (E) immediately after giving effect to such payment, Available Free Cash Flow shall be greater than or equal to $0, and (F) the Borrower shall have delivered, not less than three (3) Business Days (or such shorter time as the Administrative Agent may agree to in its sole discretion) prior to making such Restricted Payment, a certificate of a Financial Officer in form and substance satisfactory to the Administrative Agent setting forth the amounts of (1) Free Cash Flow for the most recently completed Measurement Period for which financial statements have been delivered for the Borrower pursuant to Section 8.01(a) or Section 8.01(b), as applicable, (2) Available Free Cash Flow as of the date of delivery of such certificate, and (3) Available Free Cash Flow immediately after giving effect to such Restricted Payment.

3. Effectiveness. Upon the satisfaction of the following conditions precedent (or waiver in writing in accordance with Section 12.02(b) of the Credit Agreement), this Amendment shall become effective as of the First Amendment Effective Date:

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(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, each other Loan Party, and each Lender;

(b) the Administrative Agent shall have received reimbursement for all of its out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith;

(c) Administrative Agent shall have received such other certificates, documents, consents or opinions as the Administrative Agent may reasonably require; and

(d) Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

4. Certain Representations. Each Loan Party represents and warrants that, as of the First Amendment Effective Date: (a) such Person has full power and authority to execute this Amendment to which it is a party and this Amendment constitute the legal, valid and binding obligation of such Person enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by such Person thereof; (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment, and (d) the information included in each Beneficial Ownership Certification is true and correct in all respects and no change has occurred in respect of the information provided in any Beneficial Ownership Certification last delivered to the Administrative Agent or any Lender that would result in a change to the list of beneficial owners identified in such certification. In addition, each Loan Party represents that after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality or Material Adverse Effect shall be true and correct without regard to such additional materiality qualification) on and as of the First Amendment Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

5. No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

6. Acknowledgments and Agreements. Each Loan Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms, and such Person waives any defense, offset, counterclaim or recoupment with respect thereto. Each of the Borrower, each other Loan Party, the Administrative Agent, the Issuing Bank and the Lenders does hereby adopt, ratify and confirm the Credit Agreement and acknowledges and agrees that the Credit Agreement is and remains in full force and effect. Each Loan Party acknowledges and agrees that its liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Amendment.

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7. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that the Administrative Agent, the Issuing Bank or the Lenders now have or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.

8. Confirmation of Security. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement.

9. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Loan Party continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Secured Obligations, as such Secured Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by any Loan Party under the Guaranty Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be deemed effective as delivery of a manually executed counterpart of this Amendment.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “Governing Law, Jurisdiction, Consent to Service of Process” is incorporated herein by reference for all purposes.

12. Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement among the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the First Amendment Effective Date.

BORROWER:

PRIMEENERGY RESOURCES CORPORATION

By:
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

GUARANTORS:

PRIMEENERGY MANAGEMENT CORPORATION

By:
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

PRIME OPERATING COMPANY

By:
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

EASTERN OIL WELL SERVICE COMPANY

By:
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

EOWS MIDLAND COMPANY

By:
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

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PRIME OFFSHORE L.L.C.

By:
Name:	Beverly A. Cummings
Title:	Executive Vice President, Treasurer & Chief Financial Officer

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ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent and Issuing Bank

By:
Name:	Ryan Watson
Title:	Senior Vice President

LENDERS:

CITIBANK, N.A ., as a Lender

By:
Name:	Ryan Watson
Title:	Senior Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Lender

By:
Name:	Dan Condley
Title:	Managing Director

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WEST TEXAS NATIONAL BANK
as a Lender

By:
Name:
Title:

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